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EXHIBIT 10.14
                                RAYTHEON COMPANY

                      CHANGE IN CONTROL SEVERANCE AGREEMENT

                                 AMENDMENT NO. 2

         This agreement amends the Change in Control Severance Agreement ("CIC Agreement") by and between Raytheon Company (the "Company") and William H. Swanson (the "Executive"), dated as of November 22, 1995, as amended by letter agreement dated February 5, 1997 (Amendment No. 1).

         The CIC Agreement provides in Paragraph 1.8: "Qualifying Termination" that the Executive is entitled to certain Severance Benefits following events occurring within twenty-four (24) months after a Change in Control. This amendment hereby substitutes the word "sixty (60)" for the words "twenty-four
(24)."

         Therefore, the parties agree that the Executive is entitled to Severance Benefits if he experiences a Qualifying Termination in his current capacity as President, Electronic Systems prior to December 17, 2002.

Dated: 12/17/99                                William H. Swanson
                                               President, Electronic Systems


                                                     RAYTHEON COMPANY

Dated: 12/17/99                                By  /s/ Dennis M. Donovan
                                                       Dennis M. Donovan
                                                       Senior Vice President,
                                                        Human Resources


cc: K. J. Peden
    G. F. Gasperini